UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/10/2005

Koss Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-3295

DE	39-1168275
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

4129 North Port Washington Avenue, Milwaukee, WI 53212
(Address of Principal Executive Offices, Including Zip Code)

(414) 964-5000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On October 10, 2005, Koss Corporation issued a press release announcing its financial results for the quarter ended September 30, 2005, which was filed on Form 8-K on October 11, 2005. The press release included Koss Corporation's condensed consolidated statement of income for the quarter ended September 30, 2005. This amendment on Form 8-K/A corrects an error in the condensed consolidated statement of income. The basic earnings per share for the three months ended September 30, 2005, has been changed from $0.47 to $0.39. A copy of the corrected press release is being furnished as Exhibit 99.1 to this Form 8-K/A.

The information in this report is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1        Corrected press release dated October 10, 2005, announcing financial results for the quarter ended September 30, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Koss Corporation

Date: October 26, 2005.	By:	/s/ Sue Sachdeva
Sue Sachdeva
Vice President-Finance, Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Corrected press release dated October 10, 2005, announcing financial results for the quarter ended September 30, 2005